CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED INFORMATION   3/30/05

$565,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$925,000,000

TOTAL CERTIFICATES OFFERED & NON-OFFERED

Home Equity Pass-Through Certificates, Series 2005-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

LTV :	Fixed $	Fixed %	2/28 $	2/28%	3/27 $	3/27%	5/25 $	5/25%
Below 70	28,409,525	27%	69,824,363	67%	5,890,665	6%	947,502	1%
70.01 to 75	10,294,968	18%	41,473,538	74%	3,015,222	5%	1,578,152	3%
75.01 to 80	31,423,491	7%	377,512,983	86%	28,644,443	7%	3,517,517	1%
80.01 to 85	11,394,428	12%	76,580,119	82%	4,465,564	5%	1,106,746	1%
85.01 to 90	14,220,665	9%	143,332,855	86%	7,444,340	5%	1,912,920	1%
90.01 to 95	3,018,532	13%	19,299,031	82%	763,447	3%	346,282	2%
95.01 to 100	22,570,155	48%	21,625,324	46%	2,308,917	5%	392,319	1%
100.01 plus	0	0%	0	0%	0	0%	0	0%

FICO
below 549	9,954,435	10%	88,741,890	86%	3,866,607	4%	964,856	1%
550 to 574	9,305,957	12%	64,620,139	83%	3,567,483	5%	289,499	0%
575 to 599	17,628,563	15%	94,065,028	81%	4,145,888	4%	847,036	1%
600 to 624	19,183,790	14%	108,550,888	80%	6,618,703	5%	838,489	1%
625 to 649	19,717,632	12%	131,325,603	81%	9,549,787	6%	1,755,207	1%
650 to 674	17,480,354	12%	115,683,641	80%	10,849,861	8%	1,242,846	1%
675 to 699	13,307,964	15%	66,251,474	77%	6,102,865	7%	971,555	1%
700 plus	14,753,069	14%	80,409,551	76%	7,831,405	7%	2,891,951	3%

Property Type:
*Single-Family Residence	104,156,945	14%	585,065,834	80%	39,893,275	5%	6,589,172	1%

PUD	1,597,234	3%	50,510,168	86%	6,603,286	11%	0	0%
*Condo	4,116,157	9%	38,345,910	85%	2,262,324	5%	448,103	1%

3-4 Family Det.	3,071,398	12%	21,565,736	85%	637,263	3%	152,839	1%
Manufactured House	0	0%	0	0%	0	0%	0	0%

Purpose:
Purchase	31,651,027	7%	367,546,304	86%	26,260,744	6%	1,829,865	0%
Refinance rate/term	7,424,228	24%	21,633,007	71%	1,164,643	4%	430,574	1%
Cash Out Refi (COF) Below 70 LTV	26,788,046	29%	60,796,020	71%	5,100,074	5%	903,575	1%
COF with LTV 70.01 to 75	9,549,974	20%	35,337,298	72%	2,423,907	5%	1,578,152	3%
COF with LTV 75.01 to 80	21,138,011	14%	121,059,601	79%	9,022,721	6%	2,074,000	1%
COF with LTV 80.01 to 85	9,196,271	13%	55,512,111	81%	3,075,515	5%	902,635	1%
COF with LTV '85.01 to 90	10,415,652	12%	70,767,365	81%	4,639,690	5%	1,526,572	2%
COF with LTV '90.01 to 95	1,242,296	11%	9,873,965	83%	385,577	3%	346,282	3%
COF with LTV 95.01 to 100	3,926,258	34%	7,122,543	61%	459,728	4%	209,783	2%
COF with LTV 100.01 plus	0	0%	0	0%	0	0%	0	0%

Occupancy Status:
Owner Occupied	113,759,840	13%	686,504,948	80%	48,035,297	6%	9,175,932	1%
2nd Home	553,939	10%	3,796,028	70%	1,086,885	20%	0	0%
Investment	7,017,985	10%	59,347,237	84%	3,410,417	5%	625,507	1%

Loan Balance
Below 50,000	14,993,046	91%	1,241,376	8%	125,727	1%	43,927	0%
50,000.01 to 100,000	23,448,678	33%	42,363,750	60%	4,324,947	6%	398,750	1%
100,000.01 to 150,000	19,130,087	14%	108,933,615	78%	11,573,432	8%	830,859	1%
150,000.01 to 200,000	20,175,106	14%	116,231,963	79%	10,053,339	7%	1,513,710	1%
200,000.01 to 400,000	34,668,777	9%	339,881,362	85%	21,104,439	5%	3,981,771	1%
400,000.01 to 500,000	5,840,057	6%	87,098,380	89%	3,625,268	4%	1,860,631	2%
500,000.01 to 600,000	1,617,381	4%	34,405,714	90%	1,109,446	3%	1,171,791	3%
600,000.01 to 1,000,000	1,458,631	7%	19,492,053	90%	616,000	3%	0	0%
1,000,000.01 and above	0	0%	0	0%	0	0%	0	0%

Loan Term
>30 Years	0	0%	0	0%	0	0%	0	0%
30 Years	107,936,452	12%	749,648,213	81%	52,532,599	6%	9,801,439	1%
20 Years	4,768,022	100%	0	0%	0	0%	0	0%
15 Years	8,627,290	100%	0	0%	0	0%	0	0%

Documentation Type
Full Documentation	79,315,429	16%	376,817,064	77%	26,373,286	5%	6,569,046	1%
Limited Documentation	7,267,272	7%	95,579,117	85%	9,174,361	8%	131,900	0%
Stated Docs with LTV below 70	5,782,658	13%	36,883,532	85%	2,640,800	6%	738,575	2%
Stated Docs with LTV 70.01 to 75	4,248,905	16%	20,065,073	76%	1,437,099	5%	664,019	3%
Stated Docs with LTV 75.01 to 80	8,371,060	5%	151,537,626	90%	8,435,622	5%	708,517	0%
Stated Docs with LTV 80.01 to 85	2,276,811	9%	21,937,472	85%	1,095,327	4%	659,803	3%
Stated Docs with LTV 85.01 to 90	1,636,909	6%	25,340,819	87%	2,081,346	7%	220,053	1%
Stated Docs with LTV 90.01 to 95	143,890	11%	1,173,363	89%	0	0%	0	0%
Stated Docs with LTV 95.01 to 100	8,973,199	51%	8,336,468	47%	345,423	2%	0	0%
Stated Docs with LTV above 100.01	0	0%	0	0%	0	0%	0	0%

Lien Status
1st Lien	97,970,388	11%	749,648,213	82%	52,532,599	6%	9,801,439	1%
Second Liens with LTV below 85	148,379	100%	0	0%	0	0%	0	0%
Second Liens with LTV 85.01 to 90	304,499	100%	0	0%	0	0%	0	0%
Second Liens with LTV 90.01 to 95	1,688,448	100%	0	0%	0	0%	0	0%
Second Liens with LTV 95.01 to 100	21,220,050	100%	0	0%	0	0%	0	0%
Second Liens with LTV above 100.01	0	0%	0	0%	0	0%	0	0%

Interest Only
% of Mortgage Type		90%		9%		1%		1%
Ave. FICO	654		669		686		673
Ave. LTV		81%		81%		80%		90%
% Stated Docs		21%		22%		0%		29%
% Full Docs		59%		58%		95%		72%

MH Stratification:
Total Balance	n/a
% Pool Balance	n/a
Ave. FICO	n/a
Ave. LTV	n/a
% Full Docs	n/a

Silent Seconds Stratification:
Total Balance	389,887,161
% Pool Balance	41.8
Ave. FICO	649
Ave. LTV	81.4
% Full Docs	53.3

2nd Lien Stratification:
Total Balance	23,361,376
% Pool Balance	2.5
Ave. FICO	642
Ave. LTV	99.2
% Full Docs	46.2

LTV Above 90 Stratification:
Total Balance	204,212,432
% Pool Balance	21.9
Ave. FICO	631
Ave. LTV	92.8
% Full Docs	70